Exhibit 10.2

SUPPLEMENTAL INDENTURE
THIS SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), is dated as of June 5, 2017, among Crestwood Midstream Partners LP, a Delaware limited partnership (the “Company”), Crestwood Midstream Finance Corporation, a Delaware corporation (the “Co-Issuer” and, together, with the Company, the “Issuers”), each existing Guarantor under each of the Indentures referred to below and U.S. Bank National Association, as trustee under each of the Indentures referred to below (the “Trustee”).
WITNESSETH:
WHEREAS, the Issuers and the existing Guarantors have heretofore executed and delivered to the Trustee (i) an indenture (as it may have been heretofore amended or supplemented, the “2015 Indenture”), dated as of March 23, 2015, providing for the issuance of the Issuers’ 6.25% Senior Notes due 2023 (the “2023 Notes”) and (ii) an indenture (as it may have been heretofore amended or supplemented, the “2017 Indenture” and, together with the the 2015 Indenture, the “Indentures”), dated as of March 14, 2017, providing for the issuance of the Issuers’ 5.75% Senior Notes due 2025 (the “2025 Notes” and, together with the 2023 Notes, the “Notes”);
WHEREAS, Section 10.05 of each Indenture provides that if the Company designates any Restricted Subsidiary that is a Guarantor to be an Unrestricted Subsidiary in accordance with the applicable provisions of such Indenture, then the Note Guarantee of such Guarantor will be released;
WHEREAS, in accordance with the provisions of Section 4.16 of each Indenture the Board of Directors of the Company has heretofore designated Crestwood New Mexico Pipeline LLC (“Crestwood New Mexico”) to be an Unrestricted Subsidiary;
WHEREAS, pursuant to Section 9.01(8) of each of the Indentures, the Trustee, the Issuers and the existing Guarantors are authorized to execute and deliver this Supplemental Indenture, without the consent on any Holder of any of the Notes, to release any Guarantor from its Note Guarantee.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:
1.    DEFINED TERMS. Defined terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.    RELEASE OF NOTE GUARANTEES. Crestwood New Mexico is hereby unconditionally released from its Note Guarantee, and accordingly the Trustee acknowledges that Crestwood New Mexico is no longer a party to the Indentures.
3.    RATIFICATION OF EACH INDENTURE; SUPPLEMENTAL INDENTURE PART OF EACH INDENTURE. Except as expressly amended hereby, each Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of each Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
4.    GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.    COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.
6.    EFFECT OF HEADINGS. The Section headings of this Supplemental Indenture have been inserted for convenience of reference only and are not to be considered part of this Supplemental Indenture or the Indenture and will in no way modify or restrict any of the terms or provisions hereof or thereof.
7.    TRUSTEE MAKES NO REPRESENTATION. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture. The recitals and statements herein are deemed to be those of the Issuers and the Guarantors and not those of the Trustee, and the Trustee assumes no responsibility for their correctness.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

CRESTWOOD MIDSTREAM PARTNERS LP
By: Crestwood Midstream GP LLC, its general partner

/s/ Steven M. Dougherty__________________
Name:    Steven M. Dougherty

Title:	Senior Vice President and Chief Accounting Officer

CRESTWOOD MIDSTREAM FINANCE CORP.

/s/ Steven M. Dougherty__________________
Name:    Steven M. Dougherty

Title:	Senior Vice President and Chief Accounting Officer

GUARANTORS:

ARROW FIELD SERVICES, LLC
ARROW MIDSTREAM HOLDINGS, LLC
ARROW PIPELINE, LLC
ARROW WATER, LLC
CMLP TRES MANAGER LLC
CMLP TRES OPERATOR LLC

/s/ Steven M. Dougherty__________________
Name:    Steven M. Dougherty

Title:	Senior Vice President and Chief Accounting Officer

COWTOWN GAS PROCESSING PARTNERS L.P.
By: Crestwood Gas Services Operating GP LLC,
its general partner
COWTOWN PIPELINE PARTNERS L.P.
By: Crestwood Gas Services Operating GP LLC,
its general partner

/s/ Steven M. Dougherty__________________
Name:    Steven M. Dougherty

Title:	Senior Vice President and Chief Accounting Officer

Signature Page to Supplemental Indenture

CRESTWOOD APPALACHIA PIPELINE LLC
CRESTWOOD ARKANSAS PIPELINE LLC
CRESTWOOD CRUDE LOGISTICS LLC
CRESTWOOD CRUDE SERVICES LLC
CRESTWOOD CRUDE TERMINALS LLC
CRESTWOOD CRUDE TRANSPORTATION LLC
CRESTWOOD DAKOTA PIPELINES LLC
CRESTWOOD GAS SERVICES OPERATING GP LLC
CRESTWOOD GAS SERVICES OPERATING LLC
CRESTWOOD MARCELLUS MIDSTREAM LLC
CRESTWOOD MARCELLUS PIPELINE LLC
CRESTWOOD MIDSTREAM OPERATIONS LLC
CRESTWOOD NEW MEXICO PIPELINE LLC
CRESTWOOD OHIO MIDSTREAM PIPELINE LLC
CRESTWOOD OPERATIONS LLC
CRESTWOOD PANHANDLE PIPELINE LLC
CRESTWOOD PIPELINE LLC
CRESTWOOD SALES & SERVICE INC.
CRESTWOOD SERVICES LLC
CRESTWOOD TRANSPORTATION LLC
CRESTWOOD WEST COAST LLC
E. MARCELLUS ASSET COMPANY, LLC
FINGER LAKES LPG STORAGE, LLC
STELLAR PROPANE SERVICE LLC
US SALT, LLC

/s/ Steven M. Dougherty__________________
Name:    Steven M. Dougherty

Title:	Senior Vice President and Chief Accounting Officer

Signature Page to Supplemental Indenture

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:    _/s/ Raymond S. Haverstock
Name:    Raymond S. Haverstock
    Title:    Vice President

Signature Page to Supplemental Indenture